Consolidated Quarterly Holdings Report
for
Fidelity® SAI Inflation-Focused Fund
October 31, 2025
        Offered exclusively to certain clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC, an affiliate of Fidelity Management & Research Company LLC.
IFF-NPRT1-1225
1.9892166.106
U.S. Treasury Obligations - 9.0%
	Yield (%) (a)	Principal Amount (b)	Value ($)
US Treasury Bills 0% 1/15/2026 (c)	3.90	420,000,000	416,791,431
US Treasury Bills 0% 12/4/2025 (c)	3.90	80,000,000	79,732,918
TOTAL U.S. TREASURY OBLIGATIONS (Cost $496,336,037)			496,524,349

Money Market Funds - 90.0%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (d) (Cost $4,934,177,493)	4.18	4,933,190,854	4,934,177,492

TOTAL INVESTMENT IN SECURITIES - 99.0% (Cost $5,430,513,530)	5,430,701,841
NET OTHER ASSETS (LIABILITIES) - 1.0%	57,562,604
NET ASSETS - 100.0%	5,488,264,445

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Commodity Contracts
CBOT Corn Contracts (United States)	834	3/13/2026	18,514,800	650,027	650,027
CBOT Corn Contracts (United States)	4,306	7/14/2026	98,768,875	(1,232,231)	(1,232,231)
CBOT Hard Red Winter Wheat Contracts (United States)	670	12/12/2025	17,570,750	(517,942)	(517,942)
CBOT Hard Red Winter Wheat Contracts (United States)	654	3/13/2026	17,551,725	828,185	828,185
CBOT Soybean Contracts (United States)	2,100	7/14/2026	119,883,750	724,135	724,135
CBOT Soybean Meal Contracts (United States)	2,284	1/14/2026	73,887,400	9,806,638	9,806,638
CBOT Soybean Oil Contracts (United States)	1,254	1/14/2026	36,920,268	(899,363)	(899,363)
CBOT Soybean Oil Contracts (United States)	2,173	5/14/2026	65,190,000	(2,346,918)	(2,346,918)
CBOT Soybean Oil Contracts (United States)	500	7/14/2026	15,048,000	(264,583)	(264,583)
CBOT Soybeans Contracts (United States)	565	1/14/2026	31,505,813	2,452,797	2,452,797
CBOT Wheat Contracts (United States)	1,050	12/12/2025	28,035,000	(275,576)	(275,576)
CBOT Wheat Contracts (United States)	1,028	3/13/2026	28,192,900	1,315,278	1,315,278
CEC Copper Contracts (United States)	990	3/27/2026	128,192,625	(3,207,151)	(3,207,151)
CEC Copper Contracts (United States)	509	5/27/2026	66,456,313	267,191	267,191
CEC Gold Bullion Contracts (United States)	1,576	12/29/2025	632,322,720	97,816,541	97,816,541
CEC Silver Bullion Contracts (United States)	860	12/29/2025	207,367,500	40,850,806	40,850,806
CME Lean Hogs Contracts (United States)	445	2/13/2026	14,689,450	(83,495)	(83,495)
CME Lean Hogs Contracts (United States)	505	4/15/2026	17,417,450	(235,834)	(235,834)
CME Lean Hogs Contracts (United States)	100	7/15/2026	3,942,900	(352)	(352)
CME Live Cattle Contracts (United States)	431	2/27/2026	39,251,170	(71,414)	(71,414)
CME Live Cattle Contracts (United States)	927	4/30/2026	84,069,630	113,503	113,503
ICE Brent Crude Oil Contracts (United Kingdom)	14,922	1/30/2026	951,725,160	(1,173,751)	(1,173,751)
ICE Coffee C Contracts (United States)	1,045	3/19/2026	145,875,469	161,944	161,944
ICE Cotton No 2 Contracts (United States)	735	3/9/2026	24,523,275	197,762	197,762
ICE Gas Oil Contracts (United Kingdom)	6,335	1/12/2026	434,105,875	9,285,411	9,285,411
ICE Sugar No 11 Contracts (United States)	6,715	2/27/2026	108,525,144	(7,834,780)	(7,834,780)
Ice Futures U.S. Cotton Contracts (United States)	200	7/9/2026	6,904,875	(724)	(724)
LME Aluminum Contracts (United Kingdom)	2,181	11/19/2025	156,951,848	17,682,798	17,682,798
LME Aluminum Contracts (United Kingdom)	2,248	1/21/2026	162,216,804	15,525,118	15,525,118
LME Aluminum Contracts (United Kingdom)	684	3/18/2026	49,431,312	4,575,334	4,575,334
LME Aluminum Contracts (United Kingdom)	656	5/18/2026	47,485,708	1,956,877	1,956,877
LME Lead Contracts (United Kingdom)	412	11/19/2025	20,608,034	302,584	302,584
LME Lead Contracts (United Kingdom)	625	1/21/2026	31,489,688	83,915	83,915
LME Lead Contracts (United Kingdom)	194	3/18/2026	9,878,917	4,194	4,194
LME Lead Contracts (United Kingdom)	181	5/18/2026	9,291,590	14,648	14,648
LME Nickel Contracts (United Kingdom)	852	11/19/2025	76,997,763	(934,125)	(934,125)
LME Nickel Contracts (United Kingdom)	873	1/21/2026	79,646,095	(1,197,250)	(1,197,250)
LME Nickel Contracts (United Kingdom)	267	3/18/2026	24,535,431	(307,701)	(307,701)
LME Nickel Contracts (United Kingdom)	250	5/18/2026	23,154,000	(283,098)	(283,098)
LME Zinc Contracts (United Kingdom)	2,184	11/19/2025	170,623,908	15,651,808	15,651,808
LME Zinc Contracts (United Kingdom)	2,769	1/21/2026	212,306,845	10,674,590	10,674,590
LME Zinc Contracts (United Kingdom)	328	3/18/2026	24,989,418	1,750,258	1,750,258
LME Zinc Contracts (United Kingdom)	316	5/18/2026	24,015,921	385,048	385,048
NYMEX Gasoline RBOB Contracts (United States)	4,034	12/31/2025	314,679,607	(1,536,452)	(1,536,452)
NYMEX Gasoline RBOB Contracts (United States)	100	6/30/2026	8,512,871	(302)	(302)
NYMEX Heating Oil Contracts (United States)	2,610	12/31/2025	259,703,010	9,068,357	9,068,357
NYMEX Heating Oil Contracts (United States)	900	2/27/2026	87,272,640	244,948	244,948
NYMEX Natural Gas Contracts (United States)	4,815	12/29/2025	210,012,210	4,522,716	4,522,716
NYMEX Natural Gas Contracts (United States)	179	2/25/2026	6,658,830	162,352	162,352
NYMEX WTI Crude Contracts (United States)	13,753	12/19/2025	832,194,030	(32,070,611)	(32,070,611)

TOTAL PURCHASED					192,602,110

Sold

Commodity Contracts
LME Aluminum Contracts (United Kingdom)	2,181	11/19/2025	156,951,848	(15,040,815)	(15,040,815)
LME Aluminum Contracts (United Kingdom)	974	1/21/2026	70,284,327	(6,407,218)	(6,407,218)
LME Aluminum Contracts (United Kingdom)	684	3/18/2026	49,431,312	(2,096,125)	(2,096,125)
LME Lead Contracts (United Kingdom)	412	11/19/2025	20,608,034	(52,081)	(52,081)
LME Lead Contracts (United Kingdom)	264	1/21/2026	13,301,244	58,775	58,775
LME Lead Contracts (United Kingdom)	194	3/18/2026	9,878,917	(10,042)	(10,042)
LME Nickel Contracts (United Kingdom)	852	11/19/2025	76,997,763	1,248,648	1,248,648
LME Nickel Contracts (United Kingdom)	372	1/21/2026	33,938,542	378,706	378,706
LME Nickel Contracts (United Kingdom)	267	3/18/2026	24,535,431	283,541	283,541
LME Zinc Contracts (United Kingdom)	2,184	11/19/2025	170,623,908	(14,235,456)	(14,235,456)
LME Zinc Contracts (United Kingdom)	1,590	1/21/2026	121,909,673	(4,845,421)	(4,845,421)
LME Zinc Contracts (United Kingdom)	2,184	3/18/2026	24,989,418	(364,923)	(364,923)

TOTAL SOLD					(41,082,411)

TOTAL FUTURES CONTRACTS					151,519,669
The notional amount of futures purchased as a percentage of Net Assets is 114.0%
The notional amount of futures sold as a percentage of Net Assets is 14.1%

Legend

(a)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(b)	Amount is stated in United States dollars unless otherwise noted.
(c)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $482,092,691.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	5,247,686,474	1,414,966,811	1,728,475,741	51,608,290	(52)	-	4,934,177,492	4,933,190,854	8.8%
Total	5,247,686,474	1,414,966,811	1,728,475,741	51,608,290	(52)	-	4,934,177,492

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the commodities market.

Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's consolidated schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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